UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

______________

FORM 8-K

______________

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  January 31, 2020

GelTech Solutions, Inc.

(Exact name of registrant as specified in its charter)

Delaware	000-52993	56-2600575
(State or Other Jurisdiction	(Commission	(I.R.S. Employer
of Incorporation)	File Number)	Identification No.)

1460 Park Lane South, Suite 1

Jupiter, Florida 33458

(Address of Principal Executive Office) (Zip Code)

(561) 427-6144

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Securities registered pursuant to Section 12(b) of the Act: None

Title of each class	Trading Symbol(s)	Name of each exchange on which registered

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by checkmark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

On January 31, 2020, GelTech Solutions, Inc. (the “Company”) entered into a settlement and assignment agreement between the Company and Mr. Michael Reger, the Company’s secured lender and former Chairman of the Board and Chief Executive Officer, pursuant to which the Company agreed to assign and transfer all of its assets, including its intellectual property, to Mr. Reger in consideration for Mr. Reger releasing the Company from any liability related to approximately $7.0 million of secured convertible debt owed by the Company to Mr. Reger.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On January 31, 2020 through February 5, 2020, the following directors and executive officers resigned from their respective positions:

•

Phillip O’Connell, director

•

Leonard Mass, director

•

Victor Trotter, director

•

Dave Gutmann, director

•

Michael Hull, Chief Financial Officer, treasurer and secretary

•

Gerry Kaiser, VP

•

Matthew Struzziero, VP

On January 31, 2020, Mr. Warren Mosler was appointed as Chairman of the Board, Chief Executive Officer, Chief Financial Officer, President, treasurer and secretary of the Company. Mr. Mosler is an American economist and theorist. Presently, in addition to his new role with the Company, Mr. Mosler owns and operates Valance Co., Inc. He is founder of Mosler Automotive and a co-founder of the Center for Full Employment and Price Stability at the University of Missouri-Kansas City. The founder of what has been popularized as Modern Monetary Theory, in 2014 he was appointed Visiting Professor at the University of Bergamo, Italy. He also co-founded AVM, L.P., a broker-dealer providing financial services to institutional investors, and the Illinois Income Investors family of investment funds, which he remained involved with until 1997.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GELTECH SOLUTIONS, INC.

February 6, 2020	By:	/s/ Warren Mosler
Warren Mosler, Chief Executive Officer